UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2012

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

On December 20, 2012, Louisville Gas and Electric Company (“LG&E”) and Kentucky Utilities Company (“KU” and, together with LG&E, the “Companies”) issued a press release announcing that the Kentucky Public Service Commission (“KPSC”) has approved the unanimous settlement agreement in the Companies’ proceedings for increases in annual base electric rates at LG&E and KU, respectively, and an increase in annual base gas rates at LG&E.  The settlement agreement was previously announced on November 19, 2012.  The rate changes become effective on January 1, 2013.

A copy of the Companies’ press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release dated December 20, 2012 of Louisville Gas and Electric Company and Kentucky Utilities Company.
Statements in this report and the accompanying press release, including statements with respect to future events and their timing, including the Companies’ future rates, rate mechanisms or returns on equity and their ultimate operation or achievement, as well as other statements as to future costs or expenses, regulation, corporate strategy and performance, are “forward-looking statements” within the meaning of the federal securities laws.  Although the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: subsequent phases of rate relief and regulatory cost recovery; market demand and prices for electricity; political, regulatory or economic conditions in states, regions or countries where the Companies conduct business; and the progress of actual construction, purchase or repair of assets subject to tracker mechanisms.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s, LG&E and KU Energy LLC’s and the Companies’ Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Administrative Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Administrative Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ S. Bradford Rives
S. Bradford Rives Chief Administrative Officer

Dated:  December 21, 2012